Summary Prospectus January 5, 2011



CASH RESERVE FUND - PRIME SERIES


CLASS/Ticker    CASH RESERVE MANAGED SHARES    ABMXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://moneyfunds.deam-us.db.com/fundinfo. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated January 5, 2011, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks a high level of current income consistent with liquidity and the preservation of capital.


The fund is a feeder fund that invests substantially all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"), which will invest directly in securities and other instruments. The Portfolio has the same investment objective as the fund. References to the fund may refer to actions undertaken by the Portfolio.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                                          0.12
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Distribution/service (12b-1) fees                       0.15
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Other expenses(1) (includes an administrative fee)      0.24
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TOTAL ANNUAL FUND OPERATING EXPENSES                    0.51
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Less fee waiver/reimbursement                           0.06
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NET ANNUAL FUND OPERATING EXPENSES(2)                   0.45
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(1) "Other expenses" are based on estimated amounts for the current fiscal year.
(2) The table and Example below reflects the expenses of both the fund and the Portfolio.

The Advisor has contractually agreed through January 4, 2012 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at a ratio no higher than 0.45%. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $46          $158       $279       $635
---  ---          ----       ----       ----



PRINCIPAL INVESTMENT STRATEGY


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money fund may invest.


The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.


The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


The fund may invest up to 10% of total assets in other money market mutual funds.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


The fund is exposed to the risk factors below though the Portfolio, which invests directly in the individual securities.

MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.moneyfunds.deam-us.db.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


Managed Shares is a new class of shares and therefore does not have a full calendar year of performance available. In the bar chart and table below, the performance figures reflect the historical performance of the fund's original share class, Cash Reserve Prime Shares. Managed Shares are invested in the same portfolio of securities as Cash Reserve Prime Shares and would have had substantially similar performance. Performance would differ only to the extent that Managed Shares and Cash Reserve Prime Shares do not have the same fees and expenses. Cash Reserve Prime Shares are offered in a separate prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Cash Reserve Prime Shares)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2000    2001    2002      2003    2004    2005    2006    2007      2008      2009
  5.95    3.72    1.25      0.57    0.77    2.62    4.42    4.77      2.28      0.10




Best Quarter: 1.54%, Q4 2000       Worst Quarter: 0.00%, Q2 2009
Year-to-Date as of 3/31/10: 0.00%

                                       2
                                                Cash Reserve Fund - Prime Series


                                              SUMMARY PROSPECTUS January 5, 2011

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)


             1          5         10
          YEAR      YEARS      YEARS
     ---------  ---------  ---------
     0.10           2.83       2.63
---  ----           ----       ----

Total returns would have been lower if operating expenses hadn't been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $100,000. The minimum additional investment is $1,000, $100 for IRAs and the minimum additional investment with an automatic investment plan is $50.


TO PLACE ORDERS


MAIL           First Investment         Deutsche Asset Management c/o
                                        DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management c/o
                                        DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management c/o
               Redemptions              DWS Investments, PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management c/o
                                        DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.moneyfunds.deam-us.db.com
TELEPHONE                               (800) 730-1313, M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



TAX INFORMATION


The fund's distributions (distributions are declared daily and paid monthly) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. The fund may take into account capital gains and losses in its daily dividend declaration. The fund may make additional distributions for tax purposes if necessary.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       3
                                                Cash Reserve Fund - Prime Series
                             SUMMARY PROSPECTUS January 5, 2011 {INVENTORY CODE}